                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 30, 1999


                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1999-4
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware            [333-63265/333-75365]         41-1840853
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(State or other jurisdiction      (Commission             (IRS employer
      of incorporation)           file number)          identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.           Changes in Control of Registrant.
                  ---------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.
                  -------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership.
                  ---------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------

                  Not applicable.

Item 5.           Other Events.
                  -------------

                  On June 30, 1999, the Registrant sold approximately $945,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-4 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.           Resignations of Registrant's Directors.
                  ---------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (a)   Financial statements of businesses acquired.

                        Not applicable.

                  (b)   Pro forma financial information.

                        Not applicable.
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                  (c)   Exhibits.

                        The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                        Exhibit No.     Description
                        -----------     -----------

                            4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of June 1, 1999, relating to Manufactured Housing Contract
                                        Senior/Subordinate Pass-Through
                                        Certificates, Series 1999-4.

                            5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                            8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 1999                GREEN TREE FINANCIAL CORPORATION
                                        as originator of Manufactured Housing
                                        Contract Senior/Subordinate Pass-
                                        Through Certificate Trust 1999-4



                                    By: /s/ Phyllis A. Knight
                                       ----------------------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS


Exhibit Number                                                      Page
--------------                                                      ----

4.1             Pooling and Servicing Agreement between     Filed Electronically
                Green Tree Financial Corporation, as
                Seller and Servicer, and U.S. Bank
                National Association, as Trustee, dated
                as of June 1, 1999, relating to
                Manufactured Housing Contract
                Senior/Subordinate Pass-Through
                Certificates, Series 1999-4

5.1             Opinion of Dorsey & Whitney LLP with        Filed Electronically
                respect to legality

8.1             Opinion and Consent of Dorsey &             Filed Electronically
                Whitney LLP with respect to tax matters.